Exhibit 10.1

COMPANY LETTERHEAD

PLACEMENT AGENCY AGREEMENT

Dawson James Securities, Inc.
1 North Federal Highway
Boca Raton, Florida 33432

August 11, 2014

Ladies and Gentlemen:

This letter (this “Agreement”) constitutes the agreement between USell.com, Inc., a Delaware corporation (the “Company”) and Dawson James Securities, Inc. (“Dawson” or the “Placement Agent”) pursuant to which Dawson shall serve as the exclusive placement agent (the “Services”) for the Company, on a best efforts basis, in connection with the proposed offer and placement (the “Offering”) by the Company of its Securities (as defined Section 3 of this Agreement). The Company and Dawson shall mutually agree to the terms of the Offering and the Securities, and nothing in this Agreement may be construed to suggest that Dawson would have the power or authority to bind the Company or an obligation for the Company to issue any Securities or complete the Offering. The Company expressly acknowledges and agrees that Dawson’s obligations hereunder are on a reasonable best “efforts basis” only and that the execution of this Agreement does not constitute a commitment by Dawson to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of Dawson placing the Securities.

1.	Appointment of Dawson James Securities, Inc. as Exclusive Placement Agent.

On the basis of the representations, warranties, covenants and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Company hereby appoints the Placement Agent as its exclusive placement agent in connection with a distribution of its Securities to be offered and sold by the Company pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”) on Form S-1 (File No. 333-184007), and Dawson agrees to act as the Company’s exclusive Placement Agent. Pursuant to this appointment, the Placement Agent will solicit offers for the purchase of or attempt to place all or part of the Securities of the Company in the proposed Offering. Until the final closing or earlier upon termination of this Agreement pursuant to Section 5 hereof, the Company shall not, without the prior written consent of the Placement Agent, solicit or accept offers to purchase the Securities other than through the Placement Agent. The Company acknowledges that the Placement Agent will act as an agent of the Company and use its reasonable “best efforts” to solicit offers to purchase the Securities from the Company on the terms, and subject to the conditions, set forth in the Prospectus (as defined below). The Placement Agent shall use commercially reasonable efforts to assist the Company in obtaining performance by each Purchaser whose offer to purchase Securities has been solicited by the Placement Agent, but the Placement Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agent be obligated to underwrite or purchase any Securities for its own account and, in soliciting purchases of the Securities, the Placement Agent shall act solely as an agent of the Company. The Placement Agent’s services provided pursuant to this Agreement shall be on an “agency” basis and not on a “principal” basis.

The Placement Agent will solicit offers for the purchase of the Securities in the Offering at such times and in such amounts as the Placement Agent deems advisable and will communicate to the Company, orally or in writing, each reasonable offer to purchase Securities received by the Placement Agent as an agent of the Company. The Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part. The Placement Agent may retain other brokers or dealers to act as sub-agents on its behalf in connection with the Offering and may pay any sub-agent a solicitation fee with respect to any Securities placed by it. The Company and Placement Agent shall negotiate the timing and terms of the Offering and acknowledge that the Offering and the provision of Placement Agent services related to the Offering are subject to market conditions and the receipt of all required related clearances and approvals.

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2.	Fees and Expenses.

In connection with the Placement Agent services described above, the Company shall pay to Dawson the following compensation:

A.                  Placement Agent’s Fee. As compensation for services rendered, the Company shall pay to the Placement Agent in cash by wire transfer in immediately available funds to an account or accounts designated by the Placement Agent: (i) an amount (the “Placement Fee”) equal to eight percent (8%) of the aggregate gross proceeds received by the Company from the sale of the Securities, at one or more closings (each a “Closing” and the date on which each Closing occurs, a “Closing Date”).

B.                  Non-Accountable Expenses. In addition to any Placement Fee payable to Dawson, the Company further agrees that, in addition to the expenses payable pursuant to Section 2.C., on the Closing Date it shall pay to the Placement Agent a non-accountable expense allowance equal to two percent (2%) of the gross proceeds received by the Company from the sale of the Securities.

C.                  Offering Expenses. The Company agrees to pay all costs, fees and expenses incurred by the Company in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation: (a) all filing fees and communication expenses relating to the registration of the Securities to be sold in the Offering with the Commission; (b) all actual Public Offering Filing System filing fees associated with the review of the Offering by Financial Industry Regulatory Authority (“FINRA”); (c) all actual fees, expenses and disbursements relating to the registration or qualification of the Securities under the “blue sky” securities laws of such states and other jurisdictions as the Placement Agent may reasonably designate (including, without limitation, all filing and registration fees, and fees of Placement Agent counsel up to $25,000); (d) all actual fees, expenses and disbursements relating to the registration, qualification or exemption of the Securities under the securities laws of such foreign jurisdictions as the Placement Agent may reasonably designate; (e) the costs of all mailing and printing of the Registration Statements, Prospectuses and all amendments, supplements and exhibits thereto and as many preliminary and final Prospectuses as the Placement Agent may reasonably deem necessary; (f) the costs of preparing, printing and delivering certificates representing the Securities; (g) fees and expenses of the transfer and warrant agent for the shares of Common Stock and Warrants; (h) the fees and expenses of the Company’s accountants; (i) the fees and expenses of the Company’s legal counsel and other agents and representatives; (j) the fees and expenses of the Placement Agent’s legal counsel not to exceed $85,000 (less any amounts advanced to the Placement Agent, provided that any portion of the advance not utilized shall be returned); and (k) up to $10,000 the Placement Agent’s actual accountable “road show” expenses for the Offering. The Placement Agent may deduct from the net proceeds of the Offering payable to the Company on the Closing Date, the expenses set forth herein to be paid by the Company to the Placement Agent, provided, however, that in the event that the Offering is terminated, the Company agrees to reimburse the Placement Agent pursuant to Section 5 hereof.

3.	Description of the Offering.

The Securities to be offered directly to various investors (each, an “Investor” or “Purchaser” and, collectively, the “Investors” or the “Purchasers”) in the Offering shall be up to 1,550,000 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), warrants to purchase up to 775,000 shares of Common Stock at an exercise price of $3.20 per whole share (the “Warrants”) and the shares of Common Stock to be issued upon exercise of the Warrants. A combination of one share of Common Stock and Warrants to purchase one-half share of Common Stock will be sold as a unit (each, a “Unit” and collectively, the “Units”). The term “Securities” shall mean the Units, the Common Stock underlying the Units, the Warrants and the Common Stock underlying the Warrants. If the Company shall default in its obligations to deliver Securities to a Purchaser whose offer it has accepted, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim, damage or expense arising from or as a result of such default by the Company under this Agreement.

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4.	Delivery and Payment; Closing.

Settlement of the Securities purchased by an Investor shall be made on one or more Closing Dates by wire transfer in federal (same day) funds, payable to the order of the Company upon delivery of the certificates (in form and substance satisfactory to the Placement Agent) or via electronic delivery, in each case representing the Securities to the Placement Agent, in the manner set forth later in this paragraph. The Securities shall be registered in such name or names and in such authorized denominations as the Placement Agent may request in writing two (2) full Business Days prior to the Closing Date. The Company shall not be obligated to sell or deliver the Securities except upon tender of payment by the Placement Agent for all of the Securities sold or via delivery via payment for all of the Securities sold. The term “Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions are authorized or obligated by law to close in New York, New York.

Each Closing shall occur at such place as shall be agreed upon by the Placement Agent and the Company. In the absence of an agreement to the contrary, each Closing shall take place at the offices of Schiff Hardin LLP, 901 K Street, NW, Suite 700, Washington, DC 20001. Subject to the terms and conditions hereof, at each Closing payment of the purchase price for the Securities sold on such Closing Date (net of any commissions or reimbursements payable by the Company pursuant to this Agreement) shall be made by Federal Funds wire transfer, against delivery of such Securities, and such Securities shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request at least one business day before the time of purchase (as defined below). Deliveries of the documents with respect to the purchase of the Securities, if any, shall be made at the offices of Schiff Hardin, LLP, 901 K Street, NW, Suite 700, Washington, DC 20001 on each Closing Date. On each Closing Date, the Common Stock and Warrants to which the Closing relates shall be delivered via The Depository Trust Company Deposit or Withdrawal at Custodian (DWAC) system for the accounts of the Placement Agent or through such other means as the parties may hereafter agree. All actions taken at a Closing shall be deemed to have occurred simultaneously.

5.	Term and Termination of Agreement.

The term of this Agreement will commence upon the execution of this Agreement and will terminate at the earlier of the final Closing of the Offering or 11:59 p.m. (New York Time) on August 29, 2014, (the “Exclusive Term”). Notwithstanding anything to the contrary contained herein, any provision in this Agreement concerning or relating to confidentiality, indemnification, contribution, advancement, the Company’s representations and warranties and the Company’s obligations to pay fees and reimburse expenses will survive any expiration or termination of this Agreement. If any condition specified in Section 8 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to a Closing Date, which termination shall be without liability on the part of any party to any other party, except that those portions of this Agreement specified in Section 19 shall at all times be effective and shall survive such termination. Notwithstanding anything to the contrary in this Agreement, in the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the Company shall be obligated to pay to the Placement Agent their actual and accountable out-of-pocket expenses related to the transactions contemplated herein then due and payable and upon demand the Company shall pay the full amount thereof to the Placement Agent; provided, that the fees and expenses of the Placement Agent’s legal counsel shall not exceed $85,000; and provided, however, that such expense cap in no way limits or impairs the indemnification and contribution provisions of this Agreement.

6.	Permitted Acts.

Nothing in this Agreement shall be construed to limit the ability of the Placement Agent, its officers, directors, employees, agents, associated persons and any individual or entity “controlling,” controlled by,” or “under common control” with the Placement Agent (as those terms are defined in Rule 405 under the Securities Act) to conduct its business including without limitation the ability to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

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7.	Representations, Warranties and Covenants of the Company.

As of the date and time of the execution of this Agreement, each Closing Date and any representation made by the Company to the Placement Agent regardless of whether such representation was made prior to the execution of this Agreement, the Company represents, warrants and covenants to the Placement Agent that:

A.	Filing of Registration Statement.

i.	Pursuant to the Securities Act.

(1)	The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement, and an amendment or amendments thereto, on Form S-1 (File No. 333-184007), including any related prospectus or prospectuses, for the registration of the Securities under the Securities Act, which registration statement and amendment or amendments have been prepared by the Company in conformity in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission under the Securities Act (the “Securities Act Regulations”) and will contain all material statements that are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement became effective (including the Preliminary Prospectus included in the registration statement, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of the Effective Date pursuant to paragraph (b) of Rule 430A of the Securities Act Regulations (the “Rule 430A Information”)), is referred to herein as the “Registration Statement.” If the Company files any registration statement pursuant to Rule 462(b) of the Securities Act Regulations, then after such filing, the term “Registration Statement” shall include such registration statement filed pursuant to Rule 462(b). The Registration Statement has been declared effective by the Commission on the date hereof.

(2)	Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “Preliminary Prospectus.” The Preliminary Prospectus, subject to completion, dated August 4, 2014, that was included in the Registration Statement immediately prior to the Applicable Time is hereinafter called the “Pricing Prospectus.” The final prospectus in the form first furnished to the Placement Agent for use in the Offering is hereinafter called the “Prospectus.” Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement.

(3)	“Applicable Time” means 4:30 p.m., Eastern time, on the date of this Agreement.

(4)	“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the Offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g). The Company is not eligible to use a free writing prospectus and references in this Agreement to it and related terms have been retained for the convenience of the parties but all references may be disregarded.

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(5)	“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”)), as evidenced by its being specified in Schedule 2-B hereto.

(6)	“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

(7)	“Pricing Disclosure Package” means any Issuer General Use Free Writing Prospectus issued at or prior to the Applicable Time, the Pricing Prospectus and the information included on Schedule 2-A hereto, all considered together.

ii.	Intentionally Omitted.

B.                  No Stop Orders, etc. Neither the Commission nor, to the Company’s knowledge, any state regulatory authority has issued any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus or has instituted or, to the Company’s knowledge, threatened to institute, any proceedings with respect to such an order. The Company has complied with each request (if any) from the Commission for additional information.

C.                  Disclosures in Registration Statement.

i.	Compliance with Securities Act and 10b-5 Representation.

(1)	Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus, including the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, and the Prospectus, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus was delivered to the Placement Agent for use in connection with this Offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(2)	Neither the Registration Statement nor any amendment thereto, at its effective time, as of the Applicable Time, at the Closing Date, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(3)	The Pricing Disclosure Package, as of the Applicable Time, at the Closing Date, did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Limited Use Free Writing Prospectus hereto does not conflict with the information contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, and each such Issuer Limited Use Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Placement Agent by the Placement Agent expressly for use in the Registration Statement, the Pricing Prospectus or the Prospectus or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of the Placement Agent consists solely of the following disclosure contained in the “Plan of Distribution” section of the Prospectus: the subsection “Fees and Expenses” and paragraphs 2-4 of the subsection “Other Matters” (the “Placement Agent’s Information”); and

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(4)	Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Placement Agent’s Information.

ii.	Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Pricing Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus. To the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses (each, a “Governmental Entity”), including, without limitation, those relating to environmental laws and regulations.

iii.	Prior Securities Transactions. No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by or under common control with the Company, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Preliminary Prospectus.

iv.	Regulations. The disclosures in the Registration Statement, the Pricing Disclosure Package and the Prospectus concerning the effects of federal, state, local and all foreign regulation on the Offering and the Company’s business as currently contemplated are correct in all material respects and no other such regulations are required to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus which are not so disclosed.

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D.                  Changes After Dates in Registration Statement.

i.	No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as otherwise specifically stated therein: (i) there has been no material adverse change in the financial position or results of operations of the Company, nor any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company (a “Material Adverse Change”); (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement; and (iii) no officer or director of the Company has resigned from any position with the Company.

ii.	Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except as may otherwise be indicated or contemplated herein including Schedule 2(e) (ii) or disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

E.                   Independent Accountants. To the knowledge of the Company, each of Marcum LLP and Berman & Company, P.A. (the “Auditors”), whose reports are filed with the Commission as part of the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Securities Act Regulations and the Public Company Accounting Oversight Board. The Auditors have not, during the periods covered by the financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

F.                   SEC Reports; Financial Statements, etc. The Company has complied in all material respects with requirements to file all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 24 months preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The financial statements, including the notes thereto and supporting schedules included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, fairly present in all material respects the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with GAAP, consistently applied throughout the periods involved (provided that unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by GAAP); and the supporting schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein. Except as included therein, no historical or pro forma financial statements are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus under the Securities Act or the Securities Act Regulations. The pro forma and pro forma as adjusted financial information and the related notes, if any, included in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Securities Act Regulations and present fairly in all material respects the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. Each of the Registration Statement, the Pricing Disclosure Package and the Prospectus discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (a) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock, (c) there has not been any change in the capital stock of the Company, or, other than in the ordinary course of business, any grants under any stock compensation plan, and (d) there has not been any Material Adverse Change in the Company’s long-term or short-term debt.

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G.                  Authorized Capital, etc. The Company had, at the date or dates indicated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the duly authorized, issued and outstanding capitalization as set forth therein. Based on the assumptions stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company will have on the Closing Date the adjusted stock capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Pricing Disclosure Package and the Prospectus, on the Effective Date, as of the Applicable Time and on the Closing Date, there will be no stock options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued shares of Common Stock of the Company or any security convertible or exercisable into shares of Common Stock of the Company, or any contracts or commitments to issue or sell shares of Common Stock or any such options, warrants, rights or convertible securities.

H.                  Valid Issuance of Securities, etc.

i.	Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized shares of Common Stock, Company preferred stock and other outstanding securities conform in all material respects to all statements relating thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The offers and sales of the outstanding shares of Common Stock were at all relevant times either registered under the Securities Act and the applicable state securities or “blue sky” laws or, based in part on the representations and warranties of the purchasers of such shares, exempt from such registration requirements.

ii.	Securities Sold Pursuant to this Agreement. The Securities have been duly authorized for issuance and sale and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken. All corporate action required to be taken for the authorization, issuance and sale of the Warrants has been duly and validly taken; the shares of Common Stock issuable upon exercise of the Warrants have been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company and when paid for and issued in accordance with the Warrants and the Warrant Agent Agreement, such shares of Common Stock will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; and such shares of Common Stock are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

I.                    Registration Rights of Third Parties. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Securities Act or to include any such securities in a registration statement to be filed by the Company.

J.                    Validity and Binding Effect of Agreements. This Agreement and the Warrant Agent Agreement with Island Stock Transfer (the “Warrant Agent Agreement”) have been duly and validly authorized by the Company, and, when executed and delivered, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

K.                  No Conflicts, etc. The execution, delivery and performance by the Company of this Agreement, the Warrant Agent Agreement, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party; (ii) result in any violation of the provisions of the Company’s Certificate of Incorporation (as the same may be amended or restated from time to time, the “Charter”) or the by-laws of the Company; or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Entity as of the date hereof.

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L.                   No Defaults; Violations. No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not (i) in violation of any term or provision of its Charter or by-laws, or (ii) in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any Governmental Entity applicable to the Company.

M.                 Corporate Power; Licenses; Consents.

i.	Conduct of Business. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

ii.	Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Securities and the consummation of the transactions and agreements contemplated by this Agreement and the Warrant Agent Agreement and as contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, except with respect to applicable federal and state securities laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

N.                  D&O Questionnaires. To the Company’s knowledge, all information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s directors and officers immediately prior to the Offering (the “Insiders”) as supplemented by all information concerning the Company’s directors, officers and principal stockholders as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, as well as in the Lock-Up Agreement (as defined in Section 2.W. below), provided to the Placement Agent, is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires to become materially inaccurate and incorrect.

O.                  Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company which has not been disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus except any which, singularly or in the aggregate, would not have or reasonably be expected to result in a Material Adverse Change.

P.                   Good Standing. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the State of Delaware as of the date hereof, and is duly qualified to do business and is in good standing in each other jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify, singularly or in the aggregate, would not have or reasonably be expected to result in a Material Adverse Change.

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Q.                  Insurance. The Company carries or is entitled to the benefits of insurance, with, to the Company’s knowledge, reputable insurers, and in such amounts and covering such risks which the Company believes are reasonably adequate, and all such insurance is in full force and effect. The Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

R.                  Transactions Affecting Disclosure to FINRA.

i.	Finder’s Fees. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Insider with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its stockholders that may affect the Placement Agent’s compensation, as determined by FINRA.

ii.	Payments Within Twelve (12) Months. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member; or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve (12) months prior to the Effective Date, other than the payment to the Placement Agent as provided hereunder in connection with the Offering.

iii.	Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein.

iv.	FINRA Affiliation. There is no (i) officer or director of the Company, (ii) beneficial owner of 5% or more of any class of the Company’s securities or (iii) beneficial owner of the Company’s unregistered equity securities which were acquired during the 180-day period immediately preceding the filing of the Registration Statement that is an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

v.	Information. All information provided by the Company in its FINRA Questionnaire to the Placement Agent’s Counsel specifically for use by the Placement Agent’s Counsel in connection with its Public Offering System filings (and related disclosure) with FINRA is true, correct and complete in all material respects.

S.                   Foreign Corrupt Practices Act. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a Material Adverse Change or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

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T.                   Compliance with OFAC. Neither of the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any other person acting on behalf of the Company, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), and the Company will not, directly or indirectly, use the proceeds of the Offering hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

U.                  Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

V.                  Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to you or to Placement Agent Counsel shall be deemed a representation and warranty by the Company to the Placement Agents as to the matters covered thereby.

W.                 Lock-Up Agreements. Schedule 3 hereto contains a complete and accurate list of the Company’s officers, directors and the owner of greater than 5% of the Company’s outstanding shares of Common Stock (or securities convertible or exercisable into shares of Common Stock) (collectively, the “Lock-Up Parties”). The Company has caused each of the Lock-Up Parties to deliver to the Placement Agent an executed Lock-Up Agreement, in the form attached hereto as Exhibit B (the “Lock-Up Agreement”), prior to the execution of this Agreement.

X.                  Subsidiaries. Except as disclosed on Schedule 2.X., the Company has no direct or indirect subsidiaries.

Y.                  Related Party Transactions. There are no business relationships or related party transactions involving the Company or any other person required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus that have not been described as required.

Z.                   Board of Directors. The Board of Directors of the Company is comprised of the persons set forth under the heading of the Pricing Prospectus and the Prospectus captioned “Management.” The qualifications of the persons serving as board members and the overall composition of the board comply with the Exchange Act, the Exchange Act Regulations, the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder (the “Sarbanes-Oxley Act”) applicable to the Company.

AA.              Sarbanes-Oxley Compliance.

i.	Disclosure Controls. The Company has developed and currently maintains disclosure controls and procedures that will comply with Rule 13a-15 or 15d-15 under the Exchange Act Regulations applicable to it, and such controls and procedures are effective to ensure that all material information concerning the Company will be made known on a timely basis to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents.

ii.	Compliance. The Company is, or at the Applicable Time and on the Closing Date will be, in material compliance with the provisions of the Sarbanes-Oxley Act applicable to it, and has implemented or will implement such programs and taken reasonable steps to ensure the Company’s future compliance (not later than the relevant statutory and regulatory deadlines therefor) with all of the material provisions of the Sarbanes-Oxley Act.

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BB.              Accounting Controls. The Company maintains systems of “internal control over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act Regulations) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, its principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company is not aware of any material weaknesses in its internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses, if any, in the design or operation of internal controls over financial reporting which are known to the Company’s management and that have adversely affected or are reasonably likely to adversely affect the Company’ ability to record, process, summarize and report financial information; and (ii) any fraud, if any, known to the Company’s management, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

CC.              No Investment Company Status. The Company is not and, after giving effect to the Offering and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be, required to register as an “investment company,” as defined in the Investment Company Act of 1940, as amended.

DD.              No Labor Disputes. No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent.

EE.               Intellectual Property Rights. The Company and its subsidiaries own or possess or can acquire on reasonable terms adequate rights to use all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names and other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business of the Company and its subsidiaries or as described in the Pricing Disclosure Package to be conducted by them (the “Company Intellectual Property”). Neither the Company nor any subsidiary has received any written notice of any infringement of, or conflict with any asserted rights of others with respect to any Intellectual Property which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries. The Company and its subsidiaries have taken commercially reasonable steps in accordance with normal industry practice to maintain the confidentiality of its trade secrets and other confidential information, and to secure interests in the Company Intellectual Property developed by their employees, consultants, agents and contractors in the course of their service to the Company and its subsidiaries. There are no outstanding options, licenses or agreements of any kind relating to the Company Intellectual Property owned by the Company or any of its subsidiaries that are required to be described in the Registration Statement, the Pricing Prospectus and the Prospectus and are not described in all material respects. The Company and its subsidiaries are not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity that are required to be set forth in the Pricing Disclosure Package and are not described in all material respects. No government funding, facilities or resources of a university, college, other educational institution or research center or funding from third parties was used in the development of any Company Intellectual Property that is owned or purported to be owned by the Company or any of its subsidiaries, and no governmental agency or body, university, college, other educational institution or research center has any claim or right in or to any Company Intellectual Property that is owned or purported to be owned by the Company or any of its subsidiaries. The Company and its subsidiaries have used all software and other materials distributed under a “free,” “open source,” or similar licensing model (“Open Source Materials”) in material compliance with all license terms applicable to such Open Source Materials. Neither the Company nor any of its subsidiaries has used or distributed any Open Source Materials in a manner that requires or has required (i) the Company or any of its subsidiaries to permit reverse-engineering of any products or services of the Company or any of its subsidiaries, or any software code or other technology owned by the Company or any of its subsidiaries; or (ii) any products or services of the Company or any of its subsidiaries, or any software code or other technology owned by the Company or any of its subsidiaries, to be (A) disclosed or distributed in source code form, (B) licensed for the purpose of making derivative works, or (C) redistributable at no charge.

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FF.                Taxes. The Company has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof. The Company has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Placement Agent, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company. The term “taxes” mean all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements and other documents required to be filed in respect to taxes.

GG.              Employee Benefit Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with the Employee Retirement Income Security Act of 1974, as amended, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Employee Benefit Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its subsidiaries with respect to the Employee Benefit Laws is pending or, to the knowledge of the Company, threatened.

HH.             Compliance with Laws. The Company: (A) is and at all times has been in compliance with all statutes, rules, or regulations applicable to the ownership, testing, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company (“Applicable Laws”), except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change; (B) has not received any correspondence from any Governmental Entity alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”) which has not been disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (C) possesses all material Authorizations and such Authorizations are valid and in full force and effect and the Company is not in material violation of any term of any such Authorizations, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change; (D) has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Entity or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such Governmental Entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding which has not been disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (E) has not received written notice that any Governmental Entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations; (F) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed (or were corrected or supplemented by a subsequent submission); and (G) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post-sale warning, “dear doctor” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated, conducted or intends to initiate any such notice or action.

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II.                  Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, at the time of effectiveness of the Registration Statement and any amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

JJ.                  Industry Data. The statistical and market-related data included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

KK.              Electronic Road Show. The Company has made available a Bona Fide Electronic Road Show in compliance with Rule 433(d)(8)(ii) of the Securities Act Regulations such that no filing of any “road show” (as defined in Rule 433(h) of the Securities Act Regulations) is required in connection with the Offering.

LL.               Margin Securities. The Company owns no “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of Offering will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the shares of Common Stock to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

MM.           Amendments to Registration Statement. The Company shall deliver to the Placement Agent, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and not file any such amendment or supplement to which the Placement Agent shall reasonably object in writing.

NN.              Federal Securities Laws.

i.	Compliance. The Company shall comply with the requirements of Rule 430A of the Securities Act Regulations, and will notify the Placement Agent promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed; (ii) of the receipt of any comments from the Commission; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or, to the Company’s knowledge, threatening, of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the Offering of the Securities. The Company shall effect all filings required under Rule 424(b) of the Securities Act Regulations, in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and shall take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company shall use its best efforts to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

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ii.	Continued Compliance. The Company shall comply with the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations (“Rule 172”), would be) required by the Securities Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Placement Agent or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) amend or supplement the Pricing Disclosure Package or the Prospectus in order that the Pricing Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the Pricing Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Company will promptly (A) give the Placement Agent notice of such event; (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Pricing Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Placement Agent with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Placement Agent or counsel for the Placement Agent shall reasonably object. The Company will furnish to the Placement Agent such number of copies of such amendment or supplement as the Placement Agent may reasonably request. The Company has given the Placement Agent notice of any filings made pursuant to the Exchange Act or the Exchange Act Regulations within 48 hours prior to the Applicable Time. The Company shall give the Placement Agent notice of its intention to make any such filing from the Applicable Time until the Closing Date and will furnish the Placement Agent with copies of the related document(s) a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Placement Agent or counsel for the Placement Agent shall reasonably object.

iii.	Exchange Act Registration. For a period of three (3) years after the date of this Agreement, the Company shall use its best efforts to maintain the registration of the shares of Common Stock under the Exchange Act. The Company shall not deregister the shares of Common Stock under the Exchange Act without the prior written consent of the Placement Agent.

iv.	Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Placement Agent, it shall not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Placement Agent shall be deemed to have consented to each Issuer General Use Free Writing Prospectus hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed by the Placement Agent. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Placement Agent as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Placement Agent and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

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OO.              Delivery to the Placement Agent of Registration Statements. The Company has delivered or made available or shall deliver or make available to the Placement Agent and counsel for the Placement Agent, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the Placement Agent, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for the Placement Agent. The copies of the Registration Statement and each amendment thereto furnished to the Placement Agent will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

PP.                Delivery to the Placement Agent of Prospectuses. The Company has delivered or made available or will deliver or make available to the Placement Agent, without charge, as many copies of each Preliminary Prospectus as the Placement Agent reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to the Placement Agent, without charge, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as the Placement Agent may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Placement Agent will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

QQ.              Effectiveness and Events Requiring Notice to the Placement Agent. The Company shall use its commercially reasonable efforts to cause the Registration Statement to remain effective with a current prospectus through and including the expiration date of the Warrants (or the date all Warrants have been exercised or duly called, if earlier), and shall notify the Placement Agent immediately and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order or of the initiation, or to the Company’s knowledge, the threatening, of any proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Securities for offering or sale in any jurisdiction or of the initiation, or to the Company’s knowledge, the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event during the period described in this Section 7.QQ. that, in the judgment of the Company, makes any statement of a material fact made in the Registration Statement, the Pricing Disclosure Package or the Prospectus untrue or that requires the making of any changes in (a) the Registration Statement in order to make the statements therein not misleading, or (b) in the Pricing Disclosure Package or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company shall make every reasonable effort to obtain promptly the lifting of such order.

RR.              Listing. If after the date hereof the Company obtains a listing of its Common Stock on a national securities exchange, the Company shall use its commercially reasonable efforts to maintain the listing of the shares of Common Stock (including the Common Stock underlying the Warrants) on such national securities exchange for at least five years from the date of this Agreement.

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SS.                Reports to the Placement Agent.

i.	Periodic Reports, etc. For a period of three (3) years after the date of this Agreement, the Company shall furnish to the Placement Agent copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities and also promptly furnish to the Placement Agent: (i) a copy of each periodic report the Company shall be required to file with the Commission under the Exchange Act and the Exchange Act Regulations; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company and filed or furnished on a Current Report on Form 8-K; (iii) a copy of each Current Report on Form 8-K prepared and filed by the Company; and (iv) five copies of each registration statement filed by the Company under the Securities Act. Documents filed with the Commission pursuant to its EDGAR system shall be deemed to have been delivered to the Placement Agent pursuant to this Section 7.SS.(i).

ii.	Transfer and Warrant Agent; Transfer Sheets. The Company shall retain a transfer agent and registrar for the Common Stock and Warrants.

TT.               Intentionally Omitted .

UU.              Application of Net Proceeds. The Company shall apply the net proceeds from the Offering received by it in a manner consistent with the application thereof described under the caption “Use of Proceeds” in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

VV.              Stabilization. Neither the Company nor, to its knowledge, any of its employees, directors or stockholders (without the consent of the Placement Agent) has taken or shall take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under Regulation M of the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

WW.           Internal Controls. The Company shall maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

XX.              Accountants. The Company shall retain an independent registered public accounting firm reasonably acceptable to the Placement Agent, and the Company shall continue to retain a nationally recognized independent registered public accounting firm for a period of at least three (3) years after the date of this Agreement. The Placement Agent acknowledges that Marcum LLP is acceptable to the Placement Agent.

YY.              FINRA. The Company shall advise the Placement Agent (who shall make an appropriate filing with FINRA) if it is or becomes aware that (i) any officer or director of the Company, (ii) any beneficial owner of 5% or more of any class of the Company’s securities or (iii) any beneficial owner of the Company’s unregistered equity securities which were acquired during the 180 days immediately preceding the filing of the Registration Statement is or becomes an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

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ZZ.               No Fiduciary Duties. The Company acknowledges and agrees that the Placement Agent’s responsibility to the Company is solely contractual in nature and that neither the Placement Agent nor its affiliates or any selling agent shall be deemed to be acting in a fiduciary capacity, or otherwise owes any fiduciary duty to the Company or any of its affiliates in connection with the Offering and the other transactions contemplated by this Agreement.

AAA.         Company Lock-Up Agreements. The Company, on behalf of itself and any successor entity, agrees that, without the prior written consent of the Placement Agent, it will not, for a period of the earlier of (i) 90 days after the date of this Agreement or (ii) the end of the fifth consecutive trading day on which the closing price of the Common Stock exceeds $5.00 per share (the “Lock-Up Period”), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (ii) file or cause to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise. The restrictions contained in this section shall not apply to (i) the shares of Common Stock, Warrants or shares of Common Stock underlying the Warrants to be sold hereunder, (ii) the issuance by the Company of shares of Common Stock upon the exercise of a stock option or warrant or the conversion of a security outstanding on the date hereof, provided such security was disclosed in the Pricing Disclosure Package, or (iii) the issuance by the Company of stock options or shares of capital stock of the Company under any stockholder approved equity compensation plan of the Company. Notwithstanding the foregoing, if (i) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this section shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of such material news or material event, as applicable, unless the Placement Agent waives, in writing, such extension.

BBB.         Blue Sky Qualifications. The Company shall use its best efforts, in cooperation with the Placement Agent, if necessary, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Placement Agent may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

CCC.         Reporting Requirements. The Company, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and Exchange Act Regulations. Additionally, the Company shall report the use of proceeds from the issuance of the Securities as may be required under Rule 463 under the Securities Act Regulations.

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8.	Conditions of the Obligations of the Placement Agent.

The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 7 hereof, in each case as of the date hereof and as of each Closing Date as though then made, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

A.                  Regulatory Matters.

i.	Effectiveness of Registration Statement; Rule 430A Information. The Registration Statement has become effective not later than 5:00 p.m., Eastern time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Placement Agent, and, at the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated by the Commission. The Company has complied with each request (if any) from the Commission for additional information. The Prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) (without reliance on Rule 424(b)(8)) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A.

ii.	FINRA Clearance. On or before the date of this Agreement, the Placement Agent shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Placement Agent as described in the Registration Statement.

B.                  Company Counsel Matters.

i.	Closing Date Opinion of Counsel. On the Closing Date, the Placement Agent shall have received the favorable opinion of Nason, Yeager, Gerson, White & Lioce, P.A., counsel to the Company, dated the Closing Date and addressed to the Placement Agent, substantially in form and substance reasonably satisfactory to the Placement Agent.

ii.	Reliance. In rendering such opinions, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Placement Agent Counsel along with the opinion of counsel.

C.                  Comfort Letters.

i.	Comfort Letter. At the time this Agreement is executed, Placement Agent shall have received from Marcum LLP a cold comfort letter containing statements and information of the type customarily included in accountants’ comfort letters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, addressed to the Placement Agent and in form and substance satisfactory in all respects to Placement Agent and to Marcum LLP, dated as of the date of this Agreement.

ii.	Bring-down Comfort Letter. At the Closing Date, the Placement Agent shall have received from Marcum LLP a letter, dated as of the Closing Date, to the effect that Marcum LLP reaffirms the statements made in the letter furnished pursuant to Section 8.C.i. except that the specified date referred to shall be a date not more than three (3) business days prior to the Closing Date.

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D.                  Officers’ Certificates.

i.	Officers’ Certificate. The Company shall have furnished to the Placement Agent a certificate, dated the Closing Date, of its Chairman of the Board, its Chief Executive Officer, and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statement, the Pricing Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto, as of the Applicable Time and as of the Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Pricing Disclosure Package, as of the Applicable Time and as of the Closing Date, any Issuer Free Writing Prospectus as of its date and as of the Closing Date, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Pricing Disclosure Package or the Prospectus, (iii) to their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and (iv) there has not been, subsequent to the date of the most recent audited financial statements included in the Pricing Disclosure Package, any Material Adverse Change in the financial position or results of operations of the Company, or any change or development that, singularly or in the aggregate, would involve a Material Adverse Change or a prospective Material Adverse Change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company, except as set forth in the Prospectus.

ii.	Secretary’s Certificate. At of the Closing Date the Placement Agent shall have received a certificate of the Company signed by the Secretary of the Company, dated the Closing Date, certifying: (i) that each of the Charter and Bylaws is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Offering are in full force and effect and have not been modified; (iii) the good standing of the Company and its subsidiaries; and (iv) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

E.                   No Material Changes. Prior to and on the Closing Date: (i) there shall have been no Material Adverse Change or development involving a prospective Material Adverse Change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Insider before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (iii) no stop order shall have been issued under the Securities Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Pricing Disclosure Package and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations and shall conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and neither the Registration Statement, the Pricing Disclosure Package nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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F.                   Lock-Up Agreements. On or before the date of this Agreement, the Company shall have delivered to the Placement Agent executed copies of the Lock-Up Agreements from each of the persons listed in Schedule 3 hereto.

G.                  Additional Documents. At the Closing Date, Placement Agent Counsel shall have been furnished with such documents and opinions as they may require for the purpose of enabling Placement Agent Counsel to deliver an opinion to the Placement Agent, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Placement Agent and Placement Agent Counsel.

9.	Indemnification and Contribution; Procedures.

A.                  Indemnification of the Placement Agent. The Company agrees to indemnify and hold harmless the Placement Agent, its affiliates and each person controlling such Placement Agent (within the meaning of Section 15 of the Securities Act), and the directors, officers, agents and employees of the Placement Agent, its affiliates and each such controlling person (the Placement Agent, and each such entity or person hereafter is referred to as an “Indemnified Person”) from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of counsel for the Indemnified Persons, except as otherwise expressly provided in this Agreement) (collectively, the “Expenses”) and agrees to advance payment of such Expenses as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any actions, whether or not any Indemnified Person is a party thereto, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement, the Pricing Disclosure Package, the Preliminary Prospectus, the Prospectus or in any Issuer Free Writing Prospectus (as from time to time each may be amended and supplemented); (ii) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (iii) any application or other document or written communication (in this Section 9, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, any national securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, the Placement Agent’s information. The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with such Indemnified Person’s enforcement of his or its rights under this Agreement.

B.                  Procedure. Upon receipt by an Indemnified Person of actual notice of an action against such Indemnified Person with respect to which indemnity may reasonably be expected to be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any obligation or liability which the Company may have on account of this Section 9 or otherwise to such Indemnified Person. The Company shall, if requested by the Placement Agent, assume the defense of any such action (including the employment of counsel designated by the Placement Agent and reasonably satisfactory to the Company). Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ separate counsel designated by the Placement Agent for the benefit of the Placement Agent and the other Indemnified Persons or (ii) such Indemnified Person shall have been advised that in the opinion of counsel that there is an actual or potential conflict of interest that prevents (or makes it imprudent for) the counsel designated by the Placement Agent and engaged by the Company for the purpose of representing the Indemnified Person, to represent both such Indemnified Person and any other person represented or proposed to be represented by such counsel. The Company shall not be liable for any settlement of any action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Placement Agent, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which advancement, reimbursement, indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Indemnified Person, acceptable to such Indemnified Party, from all Liabilities arising out of such action for which indemnification or contribution may be sought hereunder and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Person. The advancement, reimbursement, indemnification and contribution obligations of the Company required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as every Liability and Expense is incurred and is due and payable, and in such amounts as fully satisfy each and every Liability and Expense as it is incurred (and in no event later than 30 days following the date of any invoice therefore).

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C.                  Indemnification of the Company. The Placement Agent agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all Liabilities, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or Prospectus or any amendment or supplement thereto, in reliance upon, and in strict conformity with, the Placement Agent’s Information. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, the Pricing Disclosure Package or Prospectus or any amendment or supplement thereto, and in respect of which indemnity may be sought against the Placement Agent, the Placement Agent shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the Placement Agent by the provisions of Section 9.B. The Company agrees promptly to notify the Placement Agent of the commencement of any litigation or proceedings against the Company or any of its officers, directors or any person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in connection with the issuance and sale of the Securities or in connection with the Registration Statement, the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus.

D.                  Contribution. In the event that a court of competent jurisdiction makes a finding that indemnity is unavailable to an Indemnified Person, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to the Placement Agent and any other Indemnified Person, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agent and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of commissions actually received by the Placement Agent pursuant to this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agent on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to the Placement Agent on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as: (a) the total value received by the Company in the Offering, whether or not such Offering is consummated, bears to (b) the commissions paid to the Placement Agent under this Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

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E.                   Limitation. The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions, except to the extent that a court of competent jurisdiction has made a finding that Liabilities (and related Expenses) of the Company have resulted exclusively from such Indemnified Person’s gross negligence or willful misconduct in connection with any such advice, actions, inactions or services.

F.                   Survival. The advancement, reimbursement, indemnity and contribution obligations set forth in this Section 9 shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person’s services under or in connection with, this Agreement.

10.	Limitation of Dawson’s Liability to the Company.

Dawson and the Company further agree that neither Dawson nor any of its affiliates or any of their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), employees or agents shall have any liability to the Company, its security holders or creditors, or any person asserting claims on behalf of or in the right of the Company (whether direct or indirect, in contract or tort, for an act of negligence or otherwise) for any losses, fees, damages, liabilities, costs, expenses or equitable relief arising out of or relating to this Agreement or the Services rendered hereunder, except for losses, fees, damages, liabilities, costs or expenses that arise out of or are based on any action of or failure to act by Dawson and that are finally judicially determined to have resulted solely from the gross negligence or willful misconduct of Dawson.

11.	Limitation of Engagement to the Company.

The Company acknowledges that Dawson has been retained only by the Company, that Dawson is providing services hereunder as an independent contractor (and not in any fiduciary or agency capacity) and that the Company’s engagement of Dawson is not deemed to be on behalf of, and is not intended to confer rights upon, any shareholder, owner or partner of the Company or any other person not a party hereto as against Dawson or any of its affiliates, or any of its or their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), employees or agents. Unless otherwise expressly agreed in writing by Dawson, no one other than the Company is authorized to rely upon any statement or conduct of Dawson in connection with this Agreement. The Company acknowledges that any recommendation or advice, written or oral, given by Dawson to the Company in connection with Dawson’s engagement is intended solely for the benefit and use of the Company’s management and directors in considering a possible Offering, and any such recommendation or advice is not on behalf of, and shall not confer any rights or remedies upon, any other person or be used or relied upon for any other purpose. Dawson shall not have the authority to make any commitment binding on the Company. The Company, in its sole discretion, shall have the right to reject any investor introduced to it by Dawson. The Company agrees that it will perform and comply with the covenants and other obligations set forth in the purchase agreement and related transaction documents between the Company and the investors in the Offering, if any, and that Dawson will be entitled to rely on the representations, warranties, agreements and covenants of the Company contained in any such purchase agreement and related transaction documents as if such representations, warranties, agreements and covenants were made directly to Dawson by the Company.

12.	Amendments and Waivers.

No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver be deemed or constitute a continuing waiver unless otherwise expressly provided.

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13.	Confidentiality.

In the event of the consummation or public announcement of any Offering, Dawson shall have the right to disclose its participation in such Offering, including, without limitation, the placement at its cost of “tombstone” advertisements in financial and other newspapers and journals. Dawson agrees not to use any confidential information concerning the Company provided to Dawson by the Company for any purposes other than those contemplated under this Agreement.

14.	Headings.

The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

15.	Counterparts.

This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

16.	Severability.

In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

17.	Use of Information.

The Company will furnish Dawson such written information as Dawson reasonably requests in connection with the performance of its services hereunder. The Company understands, acknowledges and agrees that, in performing its services hereunder, Dawson will use and rely entirely upon such information as well as publicly available information regarding the Company and other potential parties to an Offering and that Dawson does not assume responsibility for independent verification of the accuracy or completeness of any information, whether publicly available or otherwise furnished to it, concerning the Company or otherwise relevant to an Offering, including, without limitation, any financial information, forecasts or projections considered by Dawson in connection with the provision of its services.

18.	Absence of Fiduciary Relationship.

The Company acknowledges and agrees that: (a) the Placement Agent has been retained solely to act as Placement Agent in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between the Company and the Placement Agent has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Placement Agent has advised or is advising the Company on other matters; (b) the price and other terms of the Securities set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Placement Agent and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Placement Agent and its affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and that the Placement Agent has no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and (d) it has been advised that the Placement Agent is acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Placement Agent, and not on behalf of the Company.

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19.	Survival Of Indemnities, Representations, Warranties, Etc.

The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and Placement Agent, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agents, the Company, the Purchasers or any person controlling any of them and shall survive delivery of and payment for the Securities. Notwithstanding any termination of this Agreement, including without limitation any termination pursuant to Section 5, the payment, reimbursement, indemnity, contribution and advancement agreements contained in Sections 2, 6, 9, 10, 12, and 13, respectively, and the Company’s covenants, representations, and warranties set forth in this Agreement shall not terminate and shall remain in full force and effect at all times. The indemnity and contribution provisions contained in Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Placement Agent, any person who controls any Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or any affiliate of any Placement Agent, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and (iii) the issuance and delivery of the Securities. The Company and Placement Agent agree to notify each other of the commencement of any Proceeding against either of them promptly, and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Securities, or in connection with the Registration Statement and the Prospectus.

20.	Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be fully performed therein. Any disputes that arise under this Agreement, even after the termination of this Agreement, will be heard only in the state or federal courts located in the City of New York, State of New York. The parties hereto expressly agree to submit themselves to the jurisdiction of the foregoing courts in the City of New York, State of New York. The parties hereto expressly waive any rights they may have to contest the jurisdiction, venue or authority of any court sitting in the City and State of New York.

21.	Notices.

All communications hereunder shall be in writing and shall be mailed, hand delivered or faxed and confirmed to the parties hereto as follows:

If to the Company to the address set forth above, attn: Chief Executive Officer

If to the Placement Agent:

Dawson James Securities, Inc.

1 North Federal Highway – 5th Floor

Boca Raton, FL 33432

Attention: Chief Executive Officer

Any party hereto may change the address for receipt of communications by giving written notice to the others.

22.	Miscellaneous.

This Agreement shall not be modified or amended except in writing signed by Dawson and the Company. This Agreement shall be binding upon and inure to the benefit of both Dawson and the Company and their respective assigns, successors, and legal representatives. This Agreement constitutes the entire agreement of Dawson and the Company, and supersedes any prior agreements, with respect to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect, and the remainder of this Agreement shall remain in full force and effect. This Agreement may be executed in counterparts (including facsimile or .pdf counterparts), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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23.	Successors.

This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 9 hereof, and to their respective successors, and personal representative, and, except as set forth in Section 9 of this Agreement, no other person will have any right or obligation hereunder.

24.	Partial Unenforceability.

The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

25.	General Provisions.

This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition in this Agreement (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Company acknowledges that in connection with the Offering of the Securities the Placement Agent: (i) has acted at arms-length, are not agents of, and owe no fiduciary duties to the Company or any other person, (ii) owes the Company only those duties and obligations set forth in this Agreement and (iii) may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the Offering.

In acknowledgment that the foregoing correctly sets forth the understanding reached by Dawson and the Company, and intending to be legally bound, please sign in the space provided below, whereupon this letter shall constitute a binding Agreement as of the date executed.

Very truly yours,

USELL.COM, INC.

By:	/s/ Daniel Brauser

Name: Daniel Brauser

Title: CEO

Agreed and accepted as of the date first above written.

DAWSON JAMES SECURITIES, INC.

By:	/s/ Robert D. Keyser, Jr.

Name: Robert D. Keyser, Jr.

Title: Chief Executive Officer

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SCHEDULE 2-A

Pricing Information

Number of Units: 1,550,000

Number of Common Stock included in the Units: one (1) share of common stock for total of 1,550,000 shares

Number of Warrants included in the Units: one warrant to purchase one-half share of common stock at exercise price of $3.20 per whole share

Shares of Common Stock underlying Warrants: a total of 775,000 shares

Public Offering Price per Unit: $3.00 (of which $0.005 shall be attributed to each warrant to purchase one-half shares of common stock included in each Unit)

Commissions per Unit: $0.24

Non-accountable expense allowance per Unit: $0.06

Proceeds to Company per Unit (before expenses): $2.70

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